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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549






                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): September 12, 2000



                             UNIVERSITY BANCORP, INC.
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             (Exact name of registrant as specified in its charter)




    Delaware                     0-16023               38-2929531
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(State or other          (Commission File Number)     (IRS Employer
jurisdiction of                                      Identification
incorporation)                                             No.)




959 Maiden Lane, Ann Arbor, Michigan                        48105
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(Address of principal executive offices)                 (Zip Code)



        Registrant's telephone number, including area code (734) 741-5858



                                       N/A
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(Former name or former address, if changed since last report.)


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Item 4.  Changes in Registrant's Certifying Accountant.

         (a) On July 24, 2000 University Bancorp, Inc. (the "Company") received a proposal from Grant Thornton LLP for external audit and tax services, which proposal contained a significantly lower proposed cost than the Company's historical expense for such service.

                  On September 5, 2000, the Company was informed by Crowe, Chizek and Company LLP ("Crowe, Chizek") of their decision to not stand for re-election to perform the 2000 audit of the Company's consolidated financial statements.

                  During the Company's two most recent fiscal years ended December 31, 1999 and any subsequent interim period through September 5, 2000, there were no disagreements or reportable events with Crowe Chizek on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to their satisfaction, would have caused them to make reference to the subject matter of the disagreements in connection with their reports.

                  The audit reports of Crowe, Chizek on the Company's consolidated financial statements as of and for the years ended December 31, 1999 and 1998, did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

                  The Company requested that Crowe, Chizek furnish the Company with a letter, as promptly as possible, addressed to the Securities and Exchange Commission, stating whether they agree with the statements in this Item 4, and if not, stating the respects in which they do not agree. This letter is filed as
                  Exhibit 16 to this Current Report.

         (b) On September 7, 2000, the Company engaged Grant Thornton LLP as the Company's independent accountants for the year ending December 31, 2000. The decision to appoint Grant Thornton was approved by the audit committee of the Company's Board of Directors.

Item 7.  Financial Statements and Exhibits

         (c)      Letter of Crowe, Chizek and Company LLP dated September 12,
                  2000.



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        UNIVERSITY BANCORP, INC.



Date: September 12, 2000                By: /s/ Stephen Lange Ranzini
                                           -----------------------------
                                           Stephen Lange Ranzini
                                           President and Chief Executive
                                            Officer



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Exhibit Number      Description
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     16             Letter of Crowe, Chizek and Company LLP dated
                     September 12, 2000




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